SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2003

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard, Milpitas, CA		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits

(c)                                        Exhibits

The following exhibit is filed herewith:

Exhibit Nos.	Description of Exhibits

99.1	Press release dated July 2, 2003.

Item 9.           Regulation FD Disclosure:  Information Furnished Pursuant to Item 12. Results of Operations and Financial Condition.

On July 2, 2003, Adaptec, Inc. issued a press release announcing that it expects its first-quarter bottom-line results to be in line with projections made in the Company’s conference call on April 28, 2003 and revenue to fall below the projected range.

A copy of the July 2, 2003 press release is filed as Exhibit 99.1 to this Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

Date: July 3, 2003	By:	/s/ Kenneth B. Arola
Kenneth B. Arola
Vice President, Chief Financial Officer and Corporate Controller (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Nos.	Description of Exhibits

99.1	Press release dated July 2, 2003.